UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☑  Definitive Proxy Statement
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STANDARD METALS PROCESSING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STANDARD METALS PROCESSING, INC.
611 Walnut Street
Gadsden, Alabama 35901

June 20, 2014

Dear Shareholder:

I invite you to attend the 2014 Annual Meeting of Shareholders of Standard Metals Processing, Inc. (“Annual Meeting”).  The Annual Meeting will be held at 9:00 a.m. CDT on August 8, 2014, at the Gadsden-Etowah Chamber of Commerce, 1 Commerce Square, Gadsden, Alabama 35901.

Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet.  This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery.  On or about June 23, 2014, we expect to mail to our shareholders a Notice and Access to Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2014 Proxy Statement and 2013 Annual Report to shareholders.  The Notice also provides instructions on how to vote online and includes instructions on how to receive a paper copy of the proxy materials by mail.

On the following pages, you will find the Notice of our 2014 Annual Meeting of Shareholders and the Proxy Statement that describes the matters to be considered at the Annual Meeting.  We also have enclosed your Proxy Card and our Annual Report for the year ended December 31, 2013.  You will find voting instructions on the enclosed Proxy Card.  If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Annual Meeting is an excellent opportunity to learn more about Standard Metals Processing, Inc.’s business and operations.  We hope you will be able to attend.

Thank you for your ongoing support and continued interest in Standard Metals Processing, Inc.

Sincerely yours,

/s/ Sharon L. Ullman
Sharon L. Ullman
Chief Executive Officer, President and
Executive Chairwoman of the Board of Directors

STANDARD METALS PROCESSING, INC.
611 WALNUT STREET
GADSDEN, ALABAMA 35901

NOTICE OF THE 2014 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 8, 2014.

WHEN AND WHERE IS THE ANNUAL MEETING?

The Annual Meeting will be held at 9:00 a.m. CDT on August 8, 2014, at the Gadsden-Etowah Chamber of Commerce, 1 Commerce Square, Gadsden, Alabama 35901 - Telephone: (256) 543–3472.

ITEMS OF BUSINESS:

●	To consider and act upon a proposal to elect the nominees named in this Proxy Statement to our Board of Directors, each for one year terms;

●	To consider and act upon a proposal to approve Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

●	To consider and act upon a proposal to approve the 2014 Stock Incentive Plan;

●	To consider and act upon a proposal to approve named executive officer compensation;

●	To consider and act upon a proposal to approve a frequency of three years as to an advisory vote on executive compensation; and

●	To transact such other business as may properly come before the Annual Meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

The Board recommends that you vote FOR all of the proposals.

RECORD DATE:

You are entitled to vote if you were a shareholder of record at the close of business on June 13, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 8, 2014.  Our Proxy Statement is attached.  Financial and other information concerning Standard Metals Processing, Inc., is contained in our Annual Report to shareholders for the fiscal year ended December 31, 2013.  The Proxy Statement and our fiscal 2013 Annual Report to shareholders will be available on the Internet at:  https://www.iproxydirect.com/SMPR.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote by internet, mail, fax or telephone. Please follow the instructions on the Notice and Access to Internet Availability of Proxy Materials.

Beneficial Shareholders may vote if your shares are held in the name of a broker, bank or other holder of record. Please follow the voting instructions you receive from the holder of record to vote your shares.

Any Proxy may be revoked at any time prior to its exercise at the Annual Meeting. Shareholders are not entitled to assert dissenter rights under NRS 92A.300 to 92A.500.

To Request Paper Copies of Proxy Materials:

You may write or call us to request a separate copy of these materials at no cost to you by either: (i) telephoning us at (866) 752-8683; (ii) sending a letter to us at Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, North Carolina 27560, Attention: Standard Metals Processing, Inc.; or (iii) sending an e-mail to us at proxy@iproxydirect.com.  Please make your request for a copy on or before July 25, 2014 to facilitate timely delivery.

YOUR VOTE IS IMPORTANT.  PLEASE VOTE IN THE MANNER EASIEST FOR YOU PURSUANT TO THE INSTRUCTIONS IN THE NOTICE AND ACCESS TO INTERNET AVAILABILITY OF PROXY MATERIALS PROMPTLY IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING.  IF YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS, A RETURN ENVELOPE WILL BE ENCLOSED FOR THAT PURPOSE.  EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors,

/s/ Sharon L. Ullman
June 20, 2014	Sharon L. Ullman
New York, New York	Chief Executive Officer, President and
Executive Chairwoman of the Board of Directors

STANDARD METALS PROCESSING, INC.
611 WALNUT STREET
GADSDEN, ALABAMA 35901

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 8, 2014

This Proxy Statement is being provided to you by the Board of Directors of Standard Metals Processing, Inc. (the “Board”) in connection with our 2014 Annual Meeting of Shareholders.  The Annual Meeting will be held at 9:00 a.m. CDT on August 8, 2014, at the Gadsden-Etowah Chamber of Commerce, 1 Commerce Square, Gadsden, Alabama 35901 - Telephone: (256) 543-3472, for the purposes set forth in the accompanying Notice of the 2014 Annual Meeting of Shareholders and this Proxy Statement.  We expect to mail this information to shareholders entitled to vote at the Annual Meeting on or about June 23, 2014.

PURPOSE OF MEETING

At the Annual Meeting, shareholders will be asked to consider and act upon:

(1)    A proposal to elect the nominees named in this Proxy Statement to our Board of Directors, each for a one-year term;

(2)    A proposal to approve Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

(3)    A proposal to approve the 2014 Stock Incentive Plan;

(4)    A proposal to approve named executive officer compensation;

(5)    A proposal to approve three years as the frequency of an advisory vote on executive compensation; and

(6)    Such other business as may properly come before the Annual Meeting.

The Board knows of no other business to be presented for consideration at the Annual Meeting.  Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES, PROPOSALS AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders, whom we also refer to as stockholders in this Proxy Statement, will consider and vote on the following matters:

(1)    The election of the nominees named in this Proxy Statement to our Board, each for a term of one year;

(2)    The approval of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

(3)    The approval of the 2014 Stock Incentive Plan;

(4)    The advisory approval of named executive officer compensation; and

(5)    The advisory vote approving the frequency of three years for an advisory vote on executive compensation.

The shareholders will also act on any other business that may properly come before the meeting.

Who can vote?

To be able to vote, you must have been a Standard Metals Processing, Inc. shareholder of record at the close of business on June 13, 2014.  This date is the Record Date for the Annual Meeting.  Shareholders of record who own our voting securities at the close of business on the Record Date are entitled to vote on each proposal at the Annual Meeting.

How many votes do I have?

Each share of our common stock that you own on the Record Date entitles you to one vote on each matter that is voted on.

Is my vote important?

Your vote is important no matter how many shares you own.  Please take the time to vote.  Take a moment to read the options for voting below.  Choose the way to vote that is easiest and most convenient for you and cast your vote as soon as possible.

How do I vote?

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote in one of five ways as follows:

(1)    You may vote over the Internet.  If you have Internet access, you may vote your shares by following the Internet instructions on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) that was mailed to you.

(2)    You may vote by mail.  If you wish to vote by mail, you should follow the instructions on the Proxy Card. Shares represented by written proxy that are properly dated, executed and returned will be voted at the Annual Meeting in accordance with the instructions on such written proxy. The shares you own will be voted according to your instructions on the Proxy Card you mail.  If you return the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board. If no specific instructions are given, shares will be voted: (1) FOR the election of the director nominees described in the Proxy Statement; (2) FOR the approval of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; (3) FOR the approval of the 2014 Stock Incentive Plan; (4) FOR the advisory approval of named executive officer compensation; and (5) FOR the advisory vote approving the frequency of three years for an advisory vote on executive compensation. Such shares may also be voted by the named proxies for such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

(3)    You may vote by telephone. Shareholders who wish to vote by telephone should follow the instructions on the Proxy Card. Shares voted by telephone or represented by written proxies that are properly dated, executed and returned will be voted at the Annual Meeting in accordance with the instructions given by telephone. If no specific instructions are given, shares will be voted: (1) FOR the election of the director nominees described in the Proxy Statement; (2) FOR the approval of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; (3) FOR the approval of the 2014 Stock Incentive Plan; (4) FOR the advisory approval of named executive officer compensation; and (5) FOR the advisory vote approving the frequency of three years for an advisory vote on executive compensation. Such shares may also be voted by the named proxies for such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

(4)    You may vote by fax. If you wish to vote by fax, you should follow the instructions on the Proxy Card. Shares represented by written proxy that are properly dated, executed and faxed will be voted at the Annual Meeting in accordance with the instructions on such written proxy. The shares you own will be voted according to your instructions on the Proxy Card you mail.  If you fax the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board. If no specific instructions are given, shares will be voted: (1) FOR the election of the director nominees described in the Proxy Statement; (2) FOR the approval of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; (3) FOR the approval of the 2014 Stock Incentive Plan; (4) FOR the advisory approval of named executive officer compensation; and (5) FOR the advisory vote approving the frequency of three years for an advisory vote on executive compensation.  Such shares may also be voted by the named proxies for such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

(5)    You may vote in person.  If you attend the meeting, you may vote by delivering your completed Proxy Card in person or you may vote by completing a ballot.  Ballots will be available at the meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet instead of mailing paper copies of the materials to each shareholder of record.  We elected to make this Proxy Statement and our Annual Report available to our shareholders on the Internet to reduce printing and shipping costs and diminish the effect of our Annual Meeting on the environment.  Instructions on how to access and review the proxy materials on the Internet can be found on the Proxy Card and on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”).  The Notice will also include instructions for shareholders who hold their shares in “street name” (i.e., in the name of a broker, bank or other record holder) on how to access the Proxy Card to vote over the Internet. Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.

On or about June 23, 2014, we will send all shareholders of record as of June 13, 2014 a Notice instructing them as to how to receive their proxy materials via the Internet this year.  The proxy materials will be available on the Internet as of June 20, 2014.

Where and when will the meeting be held?

The 2014 Annual Meeting will be held at 9:00 a.m. CDT on August 8, 2014, at the Gadsden-Etowah Chamber of Commerce, 1 Commerce Square, Gadsden, Alabama 35901 - Telephone: (256) 543–3472.

How can I obtain directions to the meeting?

For directions to the location of our 2014 Annual Meeting, please visit our proxy website at https://www.iproxydirect.com/SMPR.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote at our 2014 Annual Meeting.  By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our Annual Meeting as you have instructed.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “shareholder of record” and the Notice has been directly sent to you by us.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice has been forwarded to you by your broker, bank, or company appointed designee.  As the beneficial owner, you have the right to direct your broker, bank, or company appointed designee on how to vote your shares by following their instructions, which are included with this proxy, if applicable.

Can I change my vote after I have mailed my Proxy Card or after I have voted my shares?

Yes.  You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

●	signing another proxy with a later date;
●	giving our Corporate Secretary a written notice before or at the meeting that you want to revoke your proxy; or
●	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Written Notice or other communication for our Corporate Secretary can be sent to:

Standard Metals Processing, Inc.
Attn: Corporate Secretary
611 Walnut Street
Gadsden, Alabama 35901
Fax:     (888)-961-7347

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a brokerage firm, then your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.  In order to vote your shares, you will need to follow the directions your brokerage firm provides to you.  Many brokers also offer the option of voting over the Internet or by telephone, instructions for which will be provided by your brokerage firm on your voting instruction form.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the Record Date in order to be admitted to the meeting on August 8, 2014.  To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record.

What if I do not mark the boxes on my Proxy Card?

Any Proxy Card returned without directions given will be voted “FOR” all proposals presented.

Who pays for the solicitation of Proxies?

The solicitation of proxies is made on behalf of the Board.  We pay all costs to solicit these proxies.  Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities.  We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons.  We will reimburse their reasonable expenses.

Who is entitled to vote at the 2014 Annual Meeting?

Shareholders of record at the close of business on June 13, 2014, which we refer to herein as the Record Date, will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting.  Our voting stock is comprised of our common stock, of which 97,601,576 shares were issued and outstanding as of the Record Date.

What happens if additional matters or amendments to matters are presented at the Meeting?

Other than the proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Meeting.  If you grant a proxy, the person(s) named as proxy holder(s) will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting or with respect to any amendments or variations to the proposals described in this Proxy Statement.

With respect to any matter that is properly brought before the meeting, the election inspectors will treat abstentions as unvoted.

Establishing a Quorum and Votes Required

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present in person or represented by valid proxies.  If you sign and return your Proxy Card, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on any of the proposals listed on the Proxy Card.  A quorum consists of the holders of a majority of the shares of stock issued and outstanding on the Record Date.  In the event of any abstentions or “broker non-votes” with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

If I don’t vote, how will the shares I own in my brokerage account be voted?

Abstentions and “broker non-votes” typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.  A “broker non-vote” generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Non-routine matters would be those matters more likely to affect the structure and operations of the Company, which would have a greater impact on the value of the underlying security.  Examples of non-routine matters would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization.  In general, routine matters are those matters that do not propose to change the structure, bylaws or operations of the Company.  An example of such matters would include, among other things, approval of the auditors.  Therefore, abstentions and “broker non-votes” generally have no effect under Nevada law with respect to routine matters, which require the approval of only a majority of the shares of common stock present and voting at the meeting.  However, with respect to non-routine matters, abstentions and broker non-votes generally have the effect of a vote “against” a non-routine proposal since a majority of the shares of common stock outstanding must be voted in present or by proxy at the meeting.  If your shares are held in the name of a brokerage firm, and you do not tell your broker how to vote your shares (a “broker non-vote”), the broker can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.

What vote is required for each item?

Election of Directors.  A nominee will be elected to the Board if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election, with abstentions and “broker non-votes” counting as votes “against” the nominee.  If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

If you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal.  If an uncontested incumbent director nominee receives a majority of votes “against” his election, the director must tender a resignation from the Board.  The Board will then decide whether to accept the resignation within 90 days following certification of the shareholder vote.  We will publicly disclose the Board’s decision and its reasoning with regard to the offered resignation.

Approval of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the total number of votes cast at the meeting is needed to approve Turner, Stone & Company, LLP, as our independent registered public accounting firm.

Approval of the 2014 Stock Incentive Plan.  The affirmative vote of a majority of the total number of votes cast at the meeting is needed to approve the 2014 Stock Incentive Plan.

Advisory Approval of Named Executive Officer Compensation.  The advisory vote on executive compensation is not binding on the Company or the Board of Directors but will be taken into account when determining future executive compensation programs.

Advisory Approval as to the Frequency of the Advisory Vote of Named Executive Officer Compensation. The Board will review and consider the vote when making future determinations as to the frequency of the advisory “say-on-pay” vote. However, because this advisory vote on frequency is non-binding, the Company may decide that it is in its and its shareholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option selected by shareholders.

Who will count the votes?

The votes will be counted, tabulated and certified by Issuer Direct Corporation, our proxy agent.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board.  The Inspector of Elections will forward any written comments that you make on the Proxy Card to management without providing your name, unless you expressly request disclosure on your Proxy Card.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote FOR all of the proposals.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our Annual Meeting.

Could other matters be considered and voted upon at the meeting?

Our Board does not expect to bring any other matter before the Annual Meeting other than what is included in this Schedule 14A and is not aware of any other matter that may be considered at the meeting.  If any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting.  You will still be able to change or revoke your proxy at any time until it is voted.

How can I obtain a paper copy of the proxy materials?

You can request a paper copy of the proxy materials at no charge by following the instructions included in the Notice and Access to Internet Availability of Proxy Materials.  If you do not make a request for a paper copy of the proxy materials, you will not otherwise receive a paper copy.

How can I obtain an Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 is available on the Securities & Exchange Commission website at http://www.sec.gov.  If you would like a copy of our Annual Report on Form 10-K or any of its exhibits, we will send you one without charge. Please follow the instructions on the Notice.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting of Shareholders or your ownership of our common stock, please contact Sharon Ullman, Chief Executive Officer, President and Executive Chairwoman at:

Standard Metals Processing, Inc.
Attn: Sharon Ullman, Chief Executive Officer
611 Walnut Street
Gadsden, Alabama 35901
Phone: (888) 960-7347
Email: info@smprinc.com

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Notice and Access to Internet Availability of Proxy Materials (“Notice”) to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders.  Also, we will promptly deliver a separate copy of the Notice and future shareholder communication documents to any shareholder at a shared address to which a single copy of these materials were delivered, or deliver a single copy of these materials and future shareholder communication documents to any shareholder or shareholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Shareholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows ownership of our common stock as of the record date, based on 97,601,576 shares of common stock outstanding on that date, by (i) each director, (ii) our named executive officers, (iii) all of our directors and executive officers as a group and (iv) each person or entity known to us to own beneficially more than 5% of our capital stock.  Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting and dispositive power with respect to the shares that are deemed beneficially owned by such person or entity, subject to community property laws, where applicable.

Information as to beneficial ownership is based upon statements furnished to the Company by such persons and the shareholder list provided by the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, as of the Record Date.

Name and Address	Ownership (1)		Percentage of Class %

Sharon Ullman	23,400,000	(2)	24%
611 Walnut Street
Gadsden, AL 35901

Michael Markiewicz(*)	23,400,000		24%
611 Walnut Street
Gadsden, AL 35901

Tina Gregerson(*)	12,770,000	(3)	13.1%
611 Walnut Street
Gadsden, AL 35901

Bob Geiges	-		-
611 Walnut Street
Gadsden, AL 35901

All directors and officers as a group (4 persons)	59,570,000		61.1%

Midwest Investment Partners, LLC	8,500,000		8.7%
Harvest Investment Services, LLC
618 North Burkhardt Road
Evansville, IN 47715

Ashford Capital Management, Inc.	8,150,000		8.4%
One Walker’s Mill Road
Wilmington, DE 19807

(*)	Represents the relative voting rights exercised by virtue of their beneficial ownership in Pure Path Capital Management Company, LLC.

(1)
Except as otherwise indicated, each person possesses sole voting and investment power with respect to the shares shown as beneficially owned. Shares are deemed owned in the same percentage as the individual’s ownership in the entity owning such shares.

(2)
This number includes 18,900,000 shares granted to Ms. Ullman held in the name of Afignis, LLC of which Ms. Ullman is the Managing Manager. This number includes 4,500,000 options of which 1,500,000 are currently vested and exercisable.

(3)
Tina Gregerson, our Secretary and a member of the Board of Directors, indirectly owns 12,600,000 shares of common stock through Pure Path Capital Management Company, LLC and 170,000 shares of common stock through Gregerson Investments, LLC.

Change in Control

We are not aware of any arrangement that might result in a change in control of our Company in the future.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

None.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated three members to our Board of Directors to be elected at the Annual Meeting to serve one-year terms until the 2015 Annual Meeting of shareholders and until their respective successors are elected and qualified.  Each nominee has agreed to serve if elected.

The persons who have been nominated for election at the Annual Meeting to serve on our Board are named in the table below.  Proxies cannot be voted for a greater number of persons than the number of nominees named.  All directors of our Company hold office until the next Annual Meeting of our shareholders and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.  The following table sets forth the names, positions and ages of our executive officers and directors.  Our Board of Directors elects officers and their terms of office at the discretion of our Board of Directors.

Name	Position Held with the Company	Age	Appointed or Elected

Sharon L. Ullman	Chief Executive Officer,	68	March 18, 2011 (Director)
	President and Executive Chairwoman of the Board of Directors		December 16, 2011 (CEO and Chair)

Tina Gregerson	Corporate Secretary and Director	58	September 27, 2012

Jim Stieben	Director Nominee	41	—

Business Experience

The following is a brief account of the education and business experience during at least the past five years of our director nominees, indicating their principal occupations during that period, and the name and principal business of the organizations in which such occupation and employment were carried out.

Board of Director Nominees

Sharon L. Ullman, Chief Executive Officer, President and Executive Chairwoman of the Board of Directors

Sharon L. Ullman was appointed to our Board of Directors on March 18, 2011, in connection with the Shea Exchange Agreement. Effective December 16, 2011, Ms. Ullman was appointed to serve as the Company’s interim Chief Executive Officer and Executive Chairwoman of the Board. On October 9, 2012, the Board of Directors voted to remove “interim” from her title and approve her position as Chief Executive Officer and Chairwoman of the Board. On February 6, 2014, the Board of Directors voted to appoint Ms. Ullman the Company’s President and Executive Chairwoman of the Board of Directors.

Since June 2010, Ms. Ullman has served as the Manager of Afignis, LLC (“Afignis”), a New York limited liability company, which was established to identify and develop mining, natural resource and agricultural opportunities on a global basis, with a focus on emerging markets. Afignis has made several investments, including holding approximately 19.4% of our outstanding common stock and the acquisition of mining and agricultural interests in Sierra Leone, Africa.  The Sierra Leone investment is managed by Afignis Sierra Leone Limited, a Sierra Leone company, which is a strategic partnership between the Mende tribe and Afignis. Ms. Ullman has been the President of Afignis Sierra Leone Limited since 2010. Afignis Sierra Leone Limited is involved in gold and diamond mining operations and had interests in large parcels of arable land for agriculture including acres of cacao and coffee plantations.

Ms. Ullman is active in philanthropic and government relations through her work as the Founder, President and Chief Executive Officer of S. L. Ullman & Associates, formed in 2007 as a private consulting firm, and has been recognized for her achievements in these areas.

Ms. Ullman served as the Executive Director and President of the 23rd Street Association (the “Association”). Through her efforts, the Association was involved in the development of Project 9A, the Hudson River Waterfront and the High Line. She was a prominent leader in the revitalization of historic Madison Square Park, helping to raise millions for its restoration and maintenance. She successfully led the effort to establish the Flatiron/23rd Street Partnership, a Business Improvement District in the Flatiron/23rd Street area.  Her efforts as the founding member and member of the Board, helped reinforce the Flatiron/23rd Street area’s growing stature as one of the city’s premier destination spots.

Ms. Ullman has worked with all levels of government and government agencies and has been widely acknowledged for her contributions. Her numerous awards include being voted a top 100 New Yorker. She was written into the congressional record with remarks in recognition of her outstanding leadership by Congresswoman Carolyn Maloney in 2004 and 2007, she received letters of recognition and outstanding citizen citations from President Bill Clinton, Governor George Pataki, Mayors Michael Bloomberg and Rudolf Giuliani, and she received letters of recognition from senators Hillary Rodham Clinton and Charles E. Schumer.

Ms. Ullman has been awarded the Outstanding Citizen Award from Speaker Christine Quinn, Council of the City of New York, and letters of recognition from State Senators, State Assembly Members, City Council Members and Police Commissioners.  She received the Tilden Humanitarian Award and the Humanitarian of the Year Award from Concerned Citizen’s Speak.  She has participated in Mayor Bloomberg’s “Friday Morning Breakfasts” for outstanding community leaders to discuss important issues affecting the city.

Tina Gregerson, Director and Secretary

Tina Gregerson was appointed to our Board of Directors on September 27, 2012 and was appointed Secretary of the Company on November 29, 2012. She also serves on the compensation committee and as chairwoman of the compensation committee.

Since 1981, Tina Gregerson has owned and served as the CEO of Personnel Staffing, Inc., one of Alabama’s largest independent staffing companies. Under Ms. Gregerson’s leadership, Personnel Staffing has grown to produce over $96,000,000 in annual revenue and now operates five Alabama branches, one Texas branch, and one branch in Tennessee. Personnel Staffing is certified through the National Women’s Business Enterprise (“WBENC”) and won the Best Minority-Owned Business Award for 2008 for 26+ employees, named by The Birmingham Business Journal. In 1994, Personal Staffing was recognized as Business of the Year by the Alabama Business Woman Association and in 2002, it was recognized as Small Business of the Year by the Gadsden Etowah Chamber of Commerce.

In 2010, Ms. Gregerson received the Woman of Distinction Award by the Alabama Girl Scouts. In 2010, Ms. Gregerson sold The Signature Group, a financing company where she held the position of Managing Member, to North Carolina Mutual Life. She is also the owner of Gregerson Management Services. Ms. Gregerson currently serves on the Board of Directors for Capstone Bank of Tuscaloosa, the Executive Board for the National Independent Staffing Association, and the Executive Board of Staffing CEO’s. She currently serves on the Board of Directors and as Principal of Pure Path Capital Management Company LLC. She has also served as the Chairperson for the Gadsden Chamber of Commerce and on the Chamber Board for five years and was a member of the Riverview Regional Medical Center Board of Trustees for two years. For her continued leadership, dedication and service to the community Ms. Gregerson received commendation from the Governor of Alabama in August of 2011.

Jim Stieben, Director Nominee

Jim Stieben is nominated for the position of member of the Board of Directors. He has spent the last six years working in the mining and milling industry engineering, designing and fabricating mineral processing equipment. Mr. Stieben has been employed by the Company since 2009 and has been an integral part of developing the Company’s toll milling operations in Tonopah, Nevada. Mr. Stieben’s contributions to the daily operations and growth of the Tonopah property include: overseeing the clean up of the property to meet the requirements of the US Environmental Protection Agency (“EPA”), providing engineering support for the fabrication and construction of our 21,875 square foot processing plant, managing consultants, independent contractors, geologists and engineers on the Tonopah property, and working with metallurgical engineers to engineer and design our precious metal processing facility. He is leading the permitting process of the mineral processing facility for the Company with Nevada Department of Environmental Protection (“NDEP”). On October 15, 2013, Mr. Stieben was appointed the Director of Operations of Tonopah Custom Processing, Inc., a subsidiary of Tonopah Milling and Metals Group, LLC, a subsidiary of the Company.

Prior to his work with the Company, Mr. Stieben spent 18 years working in engineering and production environments and 23 years working in the manufacturing industry. He has worked on several large-scale projects involving plant design, intricate small scale tooling design, and machining.

As a sales manager for various silicone and rubber companies, he serviced the commercial, aircraft, automotive and heavy truck industry. In 2001, Mr. Stieben established ElastoFab Technologies, a US government contracting business providing durable custom rubber and plastic products to the US government and military. He designed and built a complete rubber fabrication plant including extrusions, molding, die cutting and splicing capabilities. ElastoFab Technologies provided the U.S. Army and U.S Navy with engineered rubber products located on a variety of large pieces of equipment from the M1-Abrams tank to CVN Aircraft Carriers. In 2005 he designed and developed a new manufacturing process to fabricate silicone hose increasing plant output by 300%. This proprietary method is still being used today by a select group of silicone hose manufactures. He still owns the tooling, which he designed and machined himself.

Mr. Stieben is a member of the Society of Manufacturing Engineers (“SME”). He is an accomplished designer using both 2D and 3D CAD software programs such as AutoCad and Solidworks suites.

CORPORATE GOVERNANCE

We currently act with three directors consisting of Sharon Ullman, Tina Gregerson and Michael Markiewicz.  In the year ended December 31, 2013, the Board of Directors held five board meetings. The three current board members were in attendance for each board meeting in fiscal year 2013 either in person or telephonically. All three current board members were present at the 2013 annual shareholder meeting held August 23, 2013. The Company’s bylaws do not require the board members to be present at the annual shareholder meeting of the Company.

All proceedings of our Board were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Nevada and the bylaws of our Company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Our Board is strong and cohesive and has been effective in performing its monitoring and oversight roles by acting as a unified whole. Sharon Ullman serves as the Chairwoman of the Board of Directors and as the Chief Executive Officer of the Company. Tina Gregerson serves as a member of the Board of Directors and as the Secretary of the Company. The Board has determined that there are significant advantages in having two of the Company’s officers with extensive knowledge of the Company also serve as members of the Board of Directors and it is in the best interest of the Company to maintain this structure. The Company does not have a lead independent director. This governance structure adequately serves the Company’s size. It would be too costly and require unnecessary resources to have an entire board act solely as board members and not as executive officers as well. In addition, the knowledge and expertise that the officers on the Board of Directors currently bring to the Board is imperative to the functioning of the Company. Independent directors may be appointed to the Board in the future if circumstances change and it would support the best interests of the Company.

Audit Committee

The audit committee has a Charter that states the purpose of the audit committee is to represent and assist the Board of Directors in its oversight of: (i) the integrity of the financial reporting of the Company, (ii) the independence, qualifications and performance of the Company’s external independent auditor and the performance of the internal auditors and (iii) the Company’s compliance with legal and regulatory requirements. The Charter is attached to Appendix A hereto.

There were no audit committee meetings held during 2013. Financial information relating to quarterly reports was disseminated to all board members for review. The audited financial statements for the years ended December 31, 2013 and 2012 were provided to each member of the Board in which any concerns by the members were directed to management and the auditors. The Board approved the audited financial statements included in the Company’s Annual Report filed on Form 10-K for the years ended December 31, 2013 and December 31, 2012. Pursuant to SAS No. 114, the members of the Board of Directors discussed with the independent auditors, the auditors’ responsibilities under generally accepted auditing standards, an overview of the planned scope and timing of the audit and significant findings for the years ended December 31, 2013 and December 31, 2012. The Company has also received the written disclosures and letters from the independent accountants, regarding the independent accountants’ communications with the Company concerning independence.

The audit committee currently consists of Michael Markiewicz, the chairman of the audit committee, and Sharon Ullman. Pursuant to Rule 240.10A-3 of the Securities Exchange Act of 1934, neither audit committee members are independent due to their affiliate status with the Company. At this time, the Company is not required to comply with independence requirements. Requiring audit committee members to be independent would be overly costly and burdensome for the Company and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues from operations to date.

The Board has also received and reviewed the written disclosures and the letter from Turner, Stone & Company, LLP, required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications by Turner, Stone & Company, LLP with the Board concerning independence, and has discussed with Turner, Stone & Company, LLP its independence from Standard Metals Processing, Inc.

Audit Committee Financial Expert

Our Board has determined that we currently do have an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.  We believe that our audit committee, as well as our Board and officers, is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

Compensation Committee

The Company has a compensation committee comprised of Tina Gregerson, the chairwoman of the compensation committee, and Sharon Ullman. The Compensation Committee Charter states that the purpose of the compensation committee is to assist the Board in discharging its responsibilities with respect to determining the compensation of the Company’s executive officers and the Board, oversee the administration of the Company’s compensation plans, prepare any report on executive compensation required by the rules and regulations of the SEC, terminate Company executive officers for violating the articles of incorporation, bylaws, applicable contracts, or relevant corporate law and perform such other duties or responsibilities as may be delegated to the committee from time to time by the Board. The Charter is attached to Appendix B hereto. There was one compensation committee meeting held during 2013.

Additionally, the committee may develop and adopt new executive compensation plans or programs or amend existing arrangements and will present material plans and programs or amendments thereto to the Board for its review and approval and the committee will approve executive employment and severance arrangements and other compensatory and change-in-control arrangements for executive officers. The compensation committee may delegate authority granted in the charter to a subcommittee, management or any executive officer in order to ensure compliance with legal and regulatory obligations, to ensure timely decision-making or for other purposes. Delegation to executive officers or management may only occur with respect to matters affecting employees other than the person to whom authority is delegated and other than executive officers.

The compensation committee shall have the authority, at the expense of the Company, to retain outside compensation consultants, legal counsel or other independent third-party experts as it shall deem necessary to carry out its duties, without Board or management approval. In the years ended December 31, 2013 and December 31, 2012, neither the compensation committee nor management retained a compensation consultant.

Nomination Process

The Company does not currently have a nominating committee. The Company believes that the current size of the Company does not necessitate a nominating committee and the current size of the Board of Directors is appropriate to nominate future director candidates. Currently, all members of the Board consider and put forth nominations for additional directors. The Board may appoint a nominating committee in the future as the Company grows and the need for a nominating committee arises.

As of the Record Date, we did not implement any procedures by which our shareholders may recommend nominees to our Board.  Our Board does not have a policy with regards to the consideration of any director candidates recommended by our shareholders.  Our Board has determined that it is in the best position to evaluate our Company’s requirements as well as the qualifications of each candidate when the Board considers a nominee for a position on our Board.  The Board believes that, given the early stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level.  Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board and we do not have any specific process or procedure for evaluating such nominees.  The Board assesses all candidates, whether submitted by management or shareholders, and makes recommendations for election or appointment.

Our Company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. The Company does not currently have a need for a formal procedure due to its size.  A shareholder who wishes to communicate with our Board may do so by directing a written request to the following address:

Standard Metals Processing, Inc.
Attn:  Corporate Secretary
611 Walnut Street
Gadsden, Alabama 35901
Phone:  (888) 960-7347
Email:  info@smprinc.com

The Board has nominated three members to our Board of Directors to be elected at the Annual Meeting to serve one-year terms until the 2015 Annual Meeting of shareholders and until their respective successors are elected and qualified.  Each nominee has agreed to serve if elected.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table summarizes the compensation of each named executive for the fiscal years ended December 31, 2013 and 2012 awarded to or earned by (i) each individual serving as our principal executive officer and principal financial officer of the Company and (ii) each individual that served as an executive officer of the Company at the end of such fiscal years who received compensation in excess of $100,000.

	Annual Compensation
			Option		All Other
Name and Principal Position	Year	Salary	Awards (1)		Compensation		Total ($)

Chief Executive Officer
Chairwoman, and President	2013	$117,750	$395,117	(2)	$7,226	(3)	$520,093
Sharon L. Ullman	2012	$—	$—		$—		$—

Secretary and Director	2013	$—	$—		$—		$—
Tina Gregerson	2012	$—	$—		$—		$—

Chief Financial Officer	2013	$75,000	$130,169	(4)	$—		$205,169
Joseph Rosamilia(5)		$—	$—		$—		$—

Chief Financial Officer		$—	$—		$—		$—
Mark Dacko	2012	$144,000	$—		$—		$144,000

(1)
The amounts shown are the aggregate grant date fair values of these awards computed in accordance with Financial Accounting Standards Board (“FASB”) guidance now codified as Accounting Standards Codification (“ASC”) FASB ASC Topic 718, “Stock Compensation” (formerly under FASB Statement No. 123(R)). Please see Note 8 in the Notes to the Financial Statements in the Company’s Annual Statement on Form 10-K filed with the Securities and Exchange Commission on April 11, 2014 for a discussion of the assumptions made in the valuation of the Company’s options.

(2)
Ms. Ullman was granted 4,500,000 options exercisable at $0.40 per share. As of December 31, 2013, 1,500,000 options were vested and are currently exercisable. The $395,117 value of the option awards listed above is the value of the options that became vested as of December 31, 2013.

(3)	The $7,226 listed above as other compensation consists of healthcare payments made pursuant to Ms. Ullman’s employment agreement.

(4)
Mr. Rosamilia was granted 500,000 compensatory warrants exercisable at $0.20 per share on February 19, 2013. The 500,000 compensatory warrants to purchase common stock are vested and fully exercisable.

(5)	As of June 9, 2014, Mr. Rosamilia is no longer serving as CFO.

Compensation of Directors

We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time.  Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors.  Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

Equity Compensation Plan Information and Stock Options

No options were exercised by our named executive officers during the year ended December 31, 2013. The following table sets forth information regarding the outstanding option awards held by named executive officers as of December 31, 2013.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Sharon L. Ullman	1,500,000	—	3,000,000	$0.40	11/13/2020

Joseph Rosamilia	500,000	—	—	$0.20	02/19/2020

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS FOR EACH NOMINEE.

PROPOSAL NO. 2

APPROVAL OF INDEPENDENT AUDITORS

The Board has, subject to the approval of the shareholders, appointed Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

The principal accountant for the fiscal year ended December 31, 2013 was Turner, Stone & Company, LLP and for the fiscal year ended December 31, 2012 was Moquist Thorvilson Kaufmann LLC.

Moquist Thorvilson Kaufmann LLC (“Moquist”) resigned as Standard Metals Processing, Inc.’s public accountant on April 16, 2013. Moquist served as the Company’s registered independent accountant from October 15, 2009 to April 16, 2013. Moquist’s audit report on the Company’s financial statements as of and for the year ended December 31, 2012, was included in the Company’s Annual Report on Form 10-K, and other than the explanatory language included in the audit report related to the substantial doubt that existed as to the Company’s ability to continue as a going concern due to recurring net losses and its accumulated deficit, the audit report did not contain an adverse opinion or disclaimer opinion nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years there were no disagreements between the Company and Moquist concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Moquist’s satisfaction, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The audit committee approved the appointment of Turner, Stone & Company, LLP on April 17, 2013.

Neither Turner, Stone & Company, LLP nor Moquist Thorvilson Kaufman LLC will have a representative at the Annual Meeting.

FEES PAID TO TURNER, STONE & COMPANY, LLP
Quarter Ending March 31, 2014
Audit Fees (1)	$4,850
Audit-Related Fees (2)	$-
Tax Fees	$-
Subtotal	$-
All Other Fees	$-
Total Fees	$4,850

Fiscal Year 2013
Audit Fees (3)	$76,666
Audit-Related Fees (2)	$4,200
Tax Fees	$-
Subtotal	$-
All Other Fees	$-
Total Fees	$80,866

(1)
Audit Fees. These are fees for professional services for the audit of our 2014 first quarter financial statements included in our Quarterly Report on Form 10-Q. The fees were billed during the second quarter of 2014.

(2)
Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including financial disclosures made in our equity finance documentation and registration statements filed with the SEC that incorporate financial statements and the auditors’ report thereon and reviewed with our Audit Committee on financial accounting/reporting standards.

(3)
Audit Fees. These are fees for professional services for the audit of our annual financial statements included in our 2013 Annual Report on Form 10-K, and review of financial statements included in our 2013 Quarterly Reports on Form 10-Q.

FEES PAID TO MOQUIST THORVILSON KAUFMANN, LLP

Fiscal Year 2012
Audit Fees (1)	$78,160
Audit-Related Fees (2)	$-
Tax Fees	$-
Subtotal	$-
All Other Fees	$-
Total Fees	$78,160

(1)
Audit Fees. These are fees for professional services for the audit of our annual financial statements included in our 2012 Annual Report on Form 10-K, and review of financial statements included in our Quarterly Reports on Form 10-Q.

(2)
Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including financial disclosures made in our equity finance documentation and registration statements filed with the SEC that incorporate financial statements and the auditors’ report thereon and reviewed with our Audit Committee on financial accounting/reporting standards.

Our audit committee has adopted a policy governing the pre-approval by the Board of all services, audit and non-audit, to be provided by our independent auditors.  Under the policy, the Board has pre-approved the provision by our independent auditors of specific audit, audit-related, tax and other non-audit services as being consistent with auditor independence.  Requests or applications to provide services that require the specific pre-approval of the Board must be submitted to the Board by the independent auditors, and the independent auditors must advise the Board as to whether, in the independent auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

The Board has considered the nature and amount of the fees billed by Turner, Stone & Company, LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining the independence of the firm.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF TURNER, STONE & COMPANY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL NO. 3

APPROVE THE 2014 STOCK INCENTIVE PLAN

The Board has, subject to the approval of the shareholders, approved the 2014 Stock Incentive Plan.

The Board has approved and is submitting for shareholder approval the 2014 Stock Incentive Plan (the “2014 Plan”), that, if approved, would compensate employees and consulting groups in their efforts to enhance the long-term shareholder value of the Company.

Purpose: The purpose of the 2014 Plan is to advance the Company’s interests by providing for the grant to participants of stock-based and other incentive awards. The Board believes that equity awards are important to incentivize our employees, including our executive officers, and our directors to remain with the Company, to motivate them to help achieve our corporate objectives, and to align their interests with those of our shareholders. The Board has recommended approval of the 2014 Plan. Pursuant to the 2014 Plan, selected persons are offered opportunities to participate in the Company's growth and success and are encouraged to acquire and maintain stock ownership in the Company. The 2014 Plan grants options to purchase shares of our common stock vesting at dates beginning on the date of grant and issuable at chronological or performance increments. The Plan Administrator may also grandfather in existing options granted during 2013.

Eligibility: Awards may be granted under the 2014 Plan to any officers, directors, employees, and consultants of the Company and its related companies as the Plan Administrator from time to time selects.

Administration and Authorized Shares: Under administration by the Compensation Committee (the “Plan Administrator”), a maximum of 75,000,000 shares of common stock are available for issuance under the 2014 Plan, subject to adjustment from time to time. Awards may be granted under the 2014 Plan to officers, directors, employees and consultants of the Company and as the Plan Administrator selects. The Plan Administrator is authorized, in its sole discretion, to issue options as incentive stock options, which shall be appropriately designated. The term of each option to purchase common stock of the Company is established by the Plan Administrator or, if not so established, is 10 years from the grant date.

Vesting: The Plan Administrator establishes the time at which each option shall vest and become exercisable. If not established in the instrument evidencing the option, the option shall vest and become exercisable according to the following schedule: (i) after one year of the participant’s continuous employment or service with the company or its related corporations, one quarter of the total options will be vested and exercisable; (ii) after each additional six-month period of continuous service completed thereafter, an additional one eighth of the total options will be vested and exercisable; and (iii) after four years, 100% of the options will be vested and exercisable. Under the terms of the 2014 Plan, the exercise price for shares shall be paid in cash or check to the Company unless the Plan Administrator determines otherwise.

Term: The Plan Administrator shall determine whether the options will continue to be exercisable, and the terms and conditions of such exercise, if a participant ceases to be employed or provide services to the Company. If not so established in the instrument evidencing such options, any portion of an option that is not vested and exercisable on the date of termination of the participant’s employment or service relationship (the “Employment Termination Date”) shall expire on such date. Any portion of an option that is vested and exercisable on the Employment Termination Date shall expire upon the earliest to occur of: (i) if the participant’s Employment Termination Date occurs by reason of retirement, disability or death, the one-year anniversary of such Employment Termination Date; (ii) if the participant’s Employment Termination Date occurs for reasons other than cause, retirement, disability or death, the three-month anniversary of such Employment Termination Date; or (iii) the last day of the option term. Notwithstanding the foregoing, if the participant dies after the Employment Termination Date while the option is otherwise exercisable, the portion of the option that is vested and exercisable on such Employment Termination Date shall expire upon the earlier to occur of: (i) the last day of the option term; or (ii) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.

If a participant is terminated for cause, the options shall automatically expire at the time the Company first notifies the participant of the termination. If a participant’s employment is suspended pending investigation of whether they will be terminated for cause, the participant’s rights under any option shall be suspended during the period of investigation. Awards granted under the 2014 Plan may not be assigned, except, to the extent permitted by Section 422 of the Internal Revenue Code (the “IRC”), and the Plan Administrator may permit such assignment, transfer and exercisability, and may permit a participant to designate a beneficiary who may exercise the award or receive compensation under the award after the participant’s death. Any award permitted to be assigned shall be subject to the terms and conditions contained in the instrument evidencing the award.

Modifications/Amendments: The 2014 Plan may only be amended by the Company’s Board of Directors, as it deems advisable. Shareholder approval shall be required for any amendment to the extent required for compliance with Section 422 of the IRC, as amended or any applicable law or regulation. The Board may suspend or terminate the 2014 Plan at any time. Incentive stock options may not be granted more than 10 years after the later of the 2014 Plan’s adoption by the Board or the adoption by the Board of any amendment to the 2014 Plan that constitutes adoption of a new plan for the purpose of Section 422 of the IRC. Participants who are residents of California shall be subject to additional terms and conditions until the Common Stock becomes a publicly traded security, under the California Securities Code.

2013 Options Grants: We grandfathered the following options issued to consultants during the 4th quarter of 2013 into the 2014 Plan:

The Company entered into a Strategic Advisory Services Agreement with P5, LLC (“P5”) dated effective October 15, 2013, to provide strategic advisory services. As consideration for such services, the Company granted P5 an aggregate total of 17,500,000 options to purchase common stock of the Company, with 7,500,000 shares available for purchase at an exercise price of $0.65 per share and 10,000,000 shares available for purchase at an exercise price of $1.25 per share, with a grant term of seven years and subject to a vesting schedule. With respect to the options to purchase up to 7,500,000 shares at $0.65 per share, 2,500,000 options vest upon each of the following: (i) October 15, 2013 (the “P5 Grant Date”); (ii) 90 days after the P5 Grant Date; and (iii) 180 days after the P5 Grant Date. With respect to the options to purchase up to 10,000,000 shares at an exercise price of $1.25 per share, 2,500,000 options vest upon each of the following: April 1, 2014, July 1, 2014, October 1, 2014 and January 1, 2015.

The Company entered into a Strategic Advisory Services Agreement with a consultant dated effective October 15, 2013. As consideration for the consultant’s assistance in expanding the Company’s operations and securing new business arrangements, the Company granted the consultant an aggregate of 3,500,000 options to purchase common stock of the Company, with 1,500,000 shares available for purchase at an exercise price of $0.65 per share and 2,000,000 shares available for purchase at an exercise price of $1.25 per share, with a grant term of seven years and subject to a vesting schedule. With respect to the options to purchase up to 1,500,000 shares at $0.65 per share, 500,000 options vest upon each of the following: (i) October 15, 2013 (the “Consultant Grant Date”); (ii) 90 days after the Consultant Grant Date; and (iii) 180 days after the Consultant Grant Date. With respect to the options to purchase up to 2,000,000 shares at an exercise price of $1.25 per share, 500,000 options vest upon each of the following: April 1, 2014, July 1, 2014, October 1, 2014 and January 1, 2015.

On December 26, 2013, the Company entered into a Consulting Services Agreement with LR Advisors, LLC (“LRA”). Pursuant to the terms of the agreement, LRA agreed to provide the Company advisory services in connection with the Company’s investor relations. As compensation for such services, LRA was granted a total of 1,500,000 options to purchase common stock of the Company at an exercise price of $1.25 per share, with a grant term of seven years. The options vested in full upon execution of the agreement.

As of the date of this filing, none of the named executive officers, nor any other officer or director, have received or are entitled to receive any grants under the 2014 Plan. A total of 24,500,000 options have been granted to consultants under the 2014 Plan subject to various vesting schedules set forth in the preceding paragraphs.

Fair Market Value: On June 20, 2014, the Fair Market Value of our common stock was $1.46 (the closing sale price of the immediately preceding trading day).

Information regarding any other outstanding options not currently subject to shareholder vote can be found in the Company’s Annual Report on Form 10-K filed with the Commission on April 11, 2014 and incorporated herein by reference.

Federal Income Tax Consequences Under the 2014 Plan

The following is a summary of some of the material federal income tax consequences associated with the grant and exercise of awards under the 2014 Plan under current federal tax laws and certain other tax considerations. This is a summary of tax consequences relating to the 2014 Plan and is not comprehensive. Please consult with your individual tax advisor if you have any further questions relating to the 2014 Plan. Stock options granted under the 2014 Plan may either be “Incentive Stock Options” as defined in Section 422 of the IRC or Nonqualified Stock Options.

Incentive Stock Options (“ISO”). Pursuant to the 2014 Plan, an ISO is an option to purchase common stock as defined in Section 422 of the IRC. In general, a plan participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the plan participant. With some exceptions, shares exercised under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the plan participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized is treated as a capital gain for which the Company is not entitled to a deduction. If the plan participant does not dispose of the shares until after the expiration of these holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

Nonqualified Stock Options (“NSO”). Pursuant to the 2014 Plan, a NSO is an option to purchase common stock other than an ISO. In general, a plan participant has no taxable income upon the grant of an NSO but realizes income in connection with the exercise of the option in an amount equal to the excess of the fair market value at the time of exercise of the shares acquired over the exercise price. A corresponding deduction may be available to the Company. Upon a subsequent sale or exchange, any recognized gain or loss will be treated as a capital gain or loss for which the Company is not entitled to a deduction.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVING THE 2014 STOCK INCENTIVE PLAN.

PROPOSAL NO. 4

4.1           ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Act, affords shareholders a vote to approve, on an advisory (nonbinding) basis, the compensation of the Company's named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the SEC. This vote is not intended to address any specific item of compensation and is not a vote on the Company's general compensation policies, compensation of the Board or the Company's compensation policies as they relate to risk management. Exchange Act Section 14A requires the company hold the advisory vote on executive compensation at least once every three years, although the Company currently intends to hold such vote every three years.

The Company's executive compensation program is designed to attract, motivate and retain highly qualified executive officers who are able to meet and exceed corporate objectives and create long-term shareholder value. The Compensation Committee believes the Company's executive compensation reflects a strong pay-for-performance philosophy and is well aligned with the shareholders' long-term interests. Please read the Compensation of the Named Executive Officers section of this Proxy Statement for additional details on our executive compensation program.

Shareholders are being asked to vote on the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Standard Metals Processing, Inc. as disclosed pursuant to Item 402 of Regulation S-K is hereby APPROVED.

This advisory vote on executive compensation is not binding on the Company or the Board. However, the Board will take into account the result of the vote when determining future executive compensation.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

4.2           ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company is asking shareholders to vote on whether they would prefer future advisory votes on executive compensation to occur every year, every two years or every three years. After careful consideration of the frequency alternatives, the Board of Directors believes that conducting an advisory vote on executive compensation every three years is appropriate for the Company and its shareholders at this time.

You may cast your vote on your preferred voting frequency by choosing one of the following options on the proxy card when you vote in response to the resolution set forth below: one year, two years, three years or abstain. The resolution is as follows:

RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast on this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve, on an advisory basis, the compensation of the Company's named executive officers set forth in the Summary Compensation Table in the Company's Proxy Statement.

Shareholders are not voting to approve or disapprove the Board's recommendation.

The Board will review and consider the vote when making future determinations as to the frequency of the advisory “say-on-pay” vote. However, because this advisory vote on frequency is nonbinding, the Company may decide that it is in its and its shareholders' best interests to hold an advisory vote on executive compensation more or less frequently than the option selected by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF THREE YEARS AS TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction, during the year ended December 31, 2013, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at the year end for the last three completed fiscal years.

OTHER BUSINESS

Management knows of no other matters that may be properly presented at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes of ownership of such securities with the SEC.  All reports were filed as of June 20, 2014.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Under SEC rules, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2015 Annual Meeting of shareholders, the proposal must be received by us, attention:  Corporate Secretary, at our principal executive offices by December 11, 2014.  Also in accordance with SEC guidelines, if a shareholder notifies us of that shareholder’s intent to present a proposal at our 2015 Annual Meeting of shareholders after December 11, 2014, we may, acting through the persons named as proxies in the proxy materials for that meeting, exercise discretionary voting authority with respect to the proposal without including information about the proposal in our proxy materials.  However, in either case, if the date of the 2015 Annual Meeting is changed by more than 30 days from the date of the 2014 Annual Meeting, then the deadline would be a reasonable time before we begin to print and mail our proxy materials.

DELIVERY OF VOTING MATERIALS

To reduce the expenses of delivering duplicate voting materials to our shareholders who may have more than one Standard Metals Processing, Inc. stock account, we are taking advantage of “house-holding” rules that permit us to deliver only one Notice and Access to Internet Availability of Proxy Materials to shareholders who share an address unless otherwise requested.  If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address.  If you wish to revoke a consent previously provided to your broker, you must contact the broker to do so.  In any event, if you share an address with another shareholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you.  For future Annual Meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by either: (i) telephoning us at (866) 752-8683; (ii) sending a letter to us at Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, North Carolina 27560, Attention: Standard Metals Processing, Inc.; or (iii) sending an e-mail to us at proxy@iproxydirect.com.  If you hold your shares through a broker, you can request a single copy of materials for future meetings by contacting the broker.

By Order of the Board of Directors,

/s/ Sharon L. Ullman
June 20, 2014	Sharon L. Ullman
New York, New York	Chief Executive Officer, President and
Executive Chairwoman of the Board of Directors

STANDARD METALS PROCESSING, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – AUGUST 8, 2014 AT 9:00 AM CDT
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Standard Metals Processing, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint _______ and ________, and each of them, proxy, with power of substitution, for and in the name of the undersigned to attend the 2014 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. CDT on August 8, 2014, at the Gadsden-Etowah Chamber of Commerce, 1 Commerce Square, Gadsden, Alabama 35901, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SMPR
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF STANDARD METALS PROCESSING, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors, each for a one-year term:		☐	☐
	Sharon L. Ullman				☐
	Tina Gregerson				☐	CONTROL ID:
	Jim Stieben				☐	REQUEST ID:

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Approval of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	The approval of the 2014 Stock Incentive Plan.		☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
	The advisory approval of named executive officer compensation.		☐	☐	☐

Proposal 5		à	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	The advisory vote approving the frequency of three years for an advisory vote on executive compensation.		☐	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1-4 AND “THREE YEARS” FOR PROPOSAL 5.

This proxy will be voted in the manner directed herein by the undersigned.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1-4 AND “THREE YEARS” FOR PROPOSAL 5 IN THE DISCRETION OF THE PROXY THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

APPENDIX A

AUDIT COMMITTEE CHARTER

I.            Purpose

The purpose of the Audit Committee is to represent and assist the Board of Directors in its oversight of (1) the integrity of the financial reporting of the Company, (2) the independence, qualifications and performance of the Company’s external independent auditor and the performance of the internal auditors and (3) the Company’s compliance with legal and regulatory requirements.  The Audit Committee also prepares the disclosure required by the rules of the Securities and Exchange Commission.

II.           Members

The Committee shall consist of at least two Board members. The members of the Committee are appointed by the Board from among its members in accordance with the bylaws of the Company. A majority of the members constitutes a quorum. The members of the Committee and the Committee chairperson shall be appointed by and serve at the discretion of the Board. The Board shall fill vacancies occurring on the Committee.

III.         Outside Advisors

The Audit Committee shall have the authority to retain such outside legal, accounting or other consultants or advisors as it determines appropriate to assist it in the performance of its functions, or to advise or inform the Audit Committee.  The Audit Committee may also meet with investment bankers and financial analysts.  The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor and to any advisors retained by the Audit Committee, and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

IV.         Duties and Responsibilities

On behalf of the Board, the Audit Committee shall, among its duties and responsibilities:

1.
Review the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, significant issues and judgments regarding accounting and auditing principles and practices, and the effect of regulatory and accounting initiatives on the Company’s financial statements, and recommend to the Board whether the financial statements should be included in the Form 10-K.

2.
Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to filing the Form 10-Q, including the results of the independent auditor’s review of them and the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

3.
Review major issues and changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management, and analysis setting forth significant financial reporting issues and judgments, including analysis of the effects of alternative GAAP methods on the financial statements, and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

4.
Discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial and business risk exposures and the steps management has undertaken to monitor and control such exposures.

5.
The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting.  In this regard, the Audit Committee shall appoint (and seek shareholder ratification of such appointment) and retain, compensate, evaluate, and terminate when appropriate, the independent auditor, which shall report directly to the Audit Committee.

6.
Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor and establish policies and procedures for the engagement of the independent auditor to provide auditing and permitted non-audit services.

7.
Obtain and review, at least annually, a report by the independent auditor describing the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues, and all relationships between the independent auditor and the Company.

8.
Consider at least annually the independence of the independent auditor, and receive from and discuss with the independent auditor the auditor’s report regarding its independence.  Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards No. 61, as amended.  Review the experience and qualifications of the lead partner each year and determine that all partner rotation requirements are executed. Also consider whether there should be rotation of the independent auditor itself.  The Audit Committee may remove the independent auditor if circumstances warrant, based upon its review of the performance and independence of the independent auditor.

9.
Prepare the Report of the Audit Committee as required by the rules and regulations of the Securities and Exchange Commission for inclusion in the Company’s annual proxy statement.  This report must (i) describe the review of the audited financial statements and that the Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; (ii) state that the Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent auditor the independent auditor’s independence; and (iii) state that as a result of the review and discussions described in the report, the Audit Committee has recommended that the financial statements be included in the Company’s Form 10-K.

10.	Meet with the independent auditor prior to the audit to review the scope and planning of the audit.

11.
Review with the independent auditor the results of the annual audit examination, and any issues the auditor may have encountered in the course of its audit work and management’s response.  This review should include, among other things, any management letter, any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

12.
Discuss with management, which has principal responsibility for the Company’s financial statements and disclosures, the Company’s earnings press releases and corporate policies with respect to the type and presentation of information to be included in earnings releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP financial information), and the Company’s financial information and earnings guidance provided to analysts and rating agencies.

13.
Receive reports from the independent auditor and management regarding, and review the adequacy and effectiveness of, the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Audit Committee by the independent auditor, the internal auditor or management, and any special audit steps adopted in light of material deficiencies.  Receive reports from management regarding, and review the adequacy and effectiveness of, the Company’s disclosure controls and procedures.

14.	Review with the independent auditor and the internal auditor the scope and results of the internal audit program, including responsibilities and staffing.

15.	Review candidates for the positions of chief financial officer and controller of the Company.

16.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

17.	Establish clear policies for hiring employees and former employees of the independent auditor.

18.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

19.
Review with the Company’s General Counsel and independent auditor (1) legal matters that may have a material impact on the financial statements, (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls, (3) compliance policies, and (4) any material reports or inquiries received from regulators, governmental agencies or employees that raise material issues regarding the Company’s financial statements and accounting or compliance policies.

V.          Meetings

The Audit Committee shall meet at least two times per year, either in person or telephonically, and at such times and places as the Audit Committee shall determine.

APPENDIX B

COMPENSATION COMMITTEE CHARTER

I.            Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Standard Gold, Inc. (the “Company”) is to assist the Board in discharging its responsibilities with respect to determining the compensation of the Company’s executive officers and the Board, oversee the administration of the Company’s compensation plans, prepare any report on executive compensation required by the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), terminate Company executive officers for violating the articles of incorporation, bylaws, applicable contracts, or relevant corporate law and perform such other duties or responsibilities as may be delegated to the Committee from time to time by the Board.

II.          Membership

The Committee shall consist of at least two Board members. The members of the Committee are appointed by the Board from among its members in accordance with the bylaws of the Company. A majority of the members constitutes a quorum. The members of the Committee and the Committee chairperson shall be appointed by and serve at the discretion of the Board. The Board shall fill vacancies occurring on the Committee.

III.         Duties and Responsibilities

The Committee shall have and may exercise the powers of the Board in matters relating to the following duties and responsibilities, to the fullest extent permitted by law:

A.
Compensation of Executive Officers: The Committee is responsible for determining the compensation of the Company's CEO and the other executive officers of the Company. This responsibility includes:  (1) Establishing performance goals and objectives on an annual basis for executive officers and evaluating the performance of such persons in light of the approved goals and objectives.  (2) Setting compensation levels, including salary and bonus potential for executive officers and approving bonus awards, stock options and other equity grants for such persons.

B.
Compensation Policies, Plans and Programs: The Committee will lead in developing and administering compensation and benefits policies, plans and programs for executive officers, subject to the following guidelines: (1) Policies, plans and programs include those that provide for incentive compensation, supplemental retirement compensation, severance and change-in-control compensation and other compensation and benefits for executive officers.  (2) The Committee may develop and adopt new executive compensation plans or programs or amend existing arrangements and will present material plans and programs or amendments thereto to the Board for its review and approval.  (3) The Committee will approve executive employment and severance arrangements and other compensatory and change-in-control arrangements for executive officers.

C.
Executive Compensation Disclosure and Annual Reporting: The Committee shall review and discuss with management the Company's Compensation Discussion and Analysis ("CD&A") disclosure. If applicable, the Committee shall also produce a report on executive compensation to be included in the Company's proxy statement or Form 10-K in accordance with applicable rules and regulations.

D.
Evaluation and Termination of Executive Officers: The Committee shall evaluate the performance of the executive officers to ensure officers are adequately completing their duties as set out in the articles of incorporation, bylaws, applicable contracts, relevant corporate law, and under any other expectation set upon a particular position by the Company. The Committee is responsible for terminating executive officers that are in violation of the Company articles of incorporation, bylaws, applicable contracts, relevant corporate law, or Company expectations.

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E.	Other Committee Authority: The Committee will also have the following other duties:

●	The Committee shall administer the Company's equity incentive plans and programs and approve awards thereunder.

●
The Committee shall review and recommend to the Board compensation arrangements for non-employee members of the Board. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as directors.

●	The Committee shall review and approve the setting of compensation levels for senior employees whose compensation is not otherwise determined by the Committee.

●	The Committee shall make recommendations to the Board with respect to the adoption of new employee benefit plans and new equity incentive plans and programs.

●	The Committee may exercise such other rights, duties and obligations as may be ancillary to those specified herein or otherwise delegated to the Committee by the Board.

●	The Committee shall reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

●	The Committee shall annually review and evaluate the performance of the Committee, including compliance by the Committee with this Charter.

The Committee may delegate authority granted hereunder, to the extent permitted under applicable law, to a subcommittee of the Committee, management or any executive officer in order to ensure compliance with legal and regulatory obligations, to ensure timely decision-making or for other purposes. Delegation to executive officers or management may only occur with respect to matters affecting employees other than the person to whom authority is delegated and other than executive officers.

IV.           Meetings

The Committee shall meet at least two times annually, or more frequently as the Committee may determine. The Committee shall meet in executive session at least on an annual basis. The Chairman or, in the event of the absence of the Chairman from any meeting, another member of the Committee designated by vote of the members in attendance at such meeting with a quorum being present, will chair all regular sessions of the Committee and set the agendas for Committee meetings with input from other members of the Committee. The Chairman shall report regularly on the Committee's activities and actions to the Board, including at each Board meeting that shortly follows any Committee meeting. The Committee shall keep regular minutes of its meetings and report the same to the Board from time to time and upon request.

V.           Committee Resources and Advisors

The Committee shall have the authority, at the expense of the Company, to retain outside compensation consultants, legal counsel or other independent third-party experts as it shall deem necessary to carry out its duties, without Board or management approval.

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